CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) shares in Millions, $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Stockholders’ equity:
Common stock, par value per share (in dollars per share)	$ 0.10	$ 0.10
Common stock, shares issued	1,374	1,167
Common stock held in treasury, shares	128	128
Oil and gas properties, net - full cost method:
Accumulated amortization and impairment	$ 22,276	$ 7,360